Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION

DECEMBER 31, 2013

Cedar Realty Trust, Inc.

44 South Bayles Avenue

Port Washington, NY 11050-3765

Tel: (516) 767-6492 Fax: (516) 767-6497

www.cedarrealtytrust.com

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

December 31, 2013

(unaudited)

TABLE OF CONTENTS

Earnings Press Release	3-6

Financial Information
Condensed Consolidated Balance Sheets	7
Condensed Consolidated Statements of Operations	8
Supporting Schedules to Consolidated Statements	9
Funds From Operations and Additional Disclosures	10
Earnings Before Interest, Taxes, Depreciation and Amortization	11
Summary of Outstanding Debt	12-13
Summary of Debt Maturities	14

Portfolio Information
Real Estate Summary	15-17
Leasing Activity	18
Tenant Concentration	19
Lease Expirations	20
Same-Property Net Operating Income	21
2013 Acquisitions and Dispositions	22
Summary of Real Estate Held For Sale/Conveyance	23

Non-GAAP Financial Disclosures	24

Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, statements made or incorporated by reference herein may include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. Accordingly, the information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2013.

CEDAR REALTY TRUST REPORTS

FOURTH QUARTER AND FULL YEAR 2013 RESULTS

Port Washington, New York – February 25, 2014 – Cedar Realty Trust, Inc. (NYSE:CDR) today reported results for the fourth quarter and year ended December 31, 2013.

Highlights

•	Operating FFO of $0.13 per diluted share for the quarter and $0.50 for the year

•	Same-property NOI increased 2.9% for the quarter and 1.8% for the year

•	Signed 46 new and renewal leases for 362,000 square feet in the fourth quarter and 177 for 1.2 million square feet for the year

•	Comparable cash-basis lease spreads of 7.1% for the fourth quarter and 9.4% for the year

•	Total portfolio 93.6% leased and same-property portfolio 94.4% leased at year-end

•	Closed on acquisition of a 101,000 square foot grocery-anchored shopping center in Fairfield County, Connecticut

•	Announced replacement of dark anchor at Kempsville Crossing with a Walmart Neighborhood Market

•	Subsequent to year-end, issued 6.9 million common shares for net proceeds of $41.3 million and closed $150 million of unsecured term loans

•	Net debt to EBITDA of 7.5 times after adjustment for the $41.3 million equity offering

•	Provided initial 2014 Operating FFO guidance of $0.51 to $0.54 per diluted share

“We are pleased to have successfully achieved in late 2013 the objectives set forth in the two-year strategic plan we launched in late 2011—to have a healthier balance sheet and a focused portfolio of grocery-anchored shopping centers straddling the DC to Boston corridor,” said Bruce Schanzer, President & CEO. “As we embark on 2014, we see these improvements benefitting our shareholders and look forward to continuing to add value by focusing on leasing, redevelopment, capital recycling and active balance sheet management.”

Financial Results

Operating FFO for fourth quarter 2013 was $9.2 million or $0.13 per diluted share, compared to $8.4 million or $0.12 per diluted share for the same period in 2012. Operating FFO for year ended December 31, 2013 was $36.4 million or $0.50 per diluted share. Operating FFO for year ended December 31, 2012 was $35.8 million or $0.50 per diluted share including a favorable benefit of $3.4 million, or $0.05 per diluted share, of termination related income in connection with replacing a dark anchor at the Company’s Oakland Commons shopping center.

Net income attributable to common shareholders for fourth quarter 2013 was $2.3 million or $0.03 per diluted share, compared to net income of $22.3 million or $0.31 per diluted share for the same period in 2012. Net income for fourth quarter 2013 included a gain on extinguishment of a debt and related obligations of $9.2 million and impairment charges of $4.0 million. Net income for fourth quarter 2012 included a gain on exiting the Cedar/RioCan joint venture of $30.5 million, impairment charges of $6.9 million, gains on sales of real estate of $4.4 million, and preferred stock redemption costs of $4.4 million.

Net loss attributable to common shareholders for year ended December 31, 2013 was $(1.1) million, or $(0.03) per diluted share, compared to net income of $9.9 million or $0.13 per diluted share for the same period in 2012. Net income for year ended December 31, 2013 included gains on extinguishments of debt obligations of $10.5 million, impairment charges of $2.9 million, preferred stock redemption and early extinguishment of debt costs of $1.7 million, and gains on sales of real estate of $0.6 million. Net income for year ended December 31, 2012 included a gain on exiting the Cedar/RioCan joint venture of $30.5 million, preferred stock redemption and early debt extinguishment costs of $7.6 million, impairment charges of $5.8 million, gains on sales of real estate of $5.7 million, and $1.2 million of employee termination costs.

Portfolio Results

Same-property NOI increased 2.9% for the fourth quarter of 2013 and 1.8% for the full year 2013 compared to the comparable periods in 2012. These figures include the re-tenanting impact from replacing the dark anchor at Oakland Commons with a Walmart Neighborhood Market. Same-property NOI growth excluding this impact was 1.8% for the fourth quarter of 2013 and 1.9% for the full year of 2013.

During the fourth quarter of 2013, the Company signed 46 leases for 362,000 square feet. On a comparable space basis, the Company leased 291,000 square feet at a positive lease spread of 7.1% on a cash basis (new leases increased 4.7% and renewals increased 7.4%). Fourth quarter leasing results included a 40,000 square foot lease for a Walmart Neighborhood Market replacing the dark anchor at Kempsville Crossing with an anticipated opening date in the latter part of 2014.

For the full year 2013, the Company signed 177 leases for 1.2 million square feet. On a comparable space basis, the Company leased 1.0 million square feet at a positive lease spread of 9.4% on a cash basis (new leases increased 18.3% and renewals increased 8.2%).

The Company’s total portfolio, excluding properties held for sale, was 93.6% leased at December 31, 2013, compared to 92.8% at September 30, 2013 and 92.7% at December 31, 2012. The Company’s same-property portfolio was 94.4% leased at December 31, 2013, compared to 94.1% at September 30, 2013 and 94.5% at December 31, 2012.

Acquisition and Dispositions

During the fourth quarter of 2013, the Company acquired Big Y Shopping Center in Bethel, Connecticut, an affluent suburb in Fairfield County. The 101,000 square foot, fully-occupied, grocery-anchored shopping center was acquired for $34.5 million, unencumbered. The center is anchored by a Big Y World Class Market.

During the fourth quarter of 2013, the Company completed the disposition of three properties, aggregating 393,000 leasable square feet, and two land parcels for total gross proceeds of $32.0 million. For the full year 2013, the Company completed the disposition of seven properties aggregating 851,000 leasable square feet, and three land parcels for total gross proceeds of $49.9 million.

Recent Activities

On January 13, 2014, the Company issued 6.9 million common shares for net proceeds of $41.3 million. The proceeds were initially used to reduce amounts outstanding under the Company’s revolving credit facility.

On February 11, 2014, the Company closed on $150.0 million of unsecured term loans effectively prefunding all of its 2014 mortgage debt maturities. The unsecured term loans consist of a five year $75 million term loan for which the proceeds were drawn at closing and a seven-year $75 million term loan that allows for delayed draws of the proceeds through July 1, 2014. The term loans are priced at LIBOR plus a spread based on the Company’s leverage ratio. The Company entered into forward LIBOR swap agreements that result in an effective fixed interest rate of 3.37% for the five-year term loan and 4.27% for the seven-year term loan beginning July 1, 2014, based on the Company’s leverage ratio at closing.

Balance Sheet

After adjustment for the January 13, 2014 equity offering, the Company’s net debt to EBITDA is 7.5 times and it has approximately $150 million of borrowing available under its revolving credit facility. In late 2011, the Company announced a plan to divest certain non-core assets and reduce its net debt to EBITDA ratio from in excess of 9.0 times to less than 8.0 times. The Company had reduced this ratio to 8.4 times by year-end 2012, 7.9 times by year-end 2013 and 7.5 times after the equity offering.

2014 Guidance

The Company has established its initial 2014 Operating FFO guidance at a range of $0.51 to $0.54 per diluted share. Key assumptions included in this guidance are as follows:

•	Increase in same-property NOI of 1% to 2%

•	Increase in occupancy of 50 to 100 basis points

•	Acquisitions of approximately $100 million

•	Dispositions of approximately $100 million

Funds From Operations Reconciliation

The Company reports FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. The Company’s computation of FFO, as detailed in the attached schedule, is in accordance with NAREIT’s pronouncements. The Company also presents “Operating FFO”, which excludes certain items that are not indicative of the results provided by the Company’s consolidated portfolio and that affect the comparability of the Company’s period-over-period performance, as also detailed in the attached schedule.

Supplemental Financial Information Package

The Company has issued “Supplemental Financial Information” for the period ended December 31, 2013. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

Investor Conference Call

The Company will host a conference call today, February 25, 2014, at 5:00 PM (ET) to discuss the fourth quarter and full year results. The conference call can be accessed by dialing (877) 705-6003 or (1) (201) 493-6725 for international participants. A live webcast of the conference call will be available online on the Company’s website at www.cedarrealtytrust.com.

A replay of the call will be available from 8:00 PM (ET) on February 25, 2014, until midnight (ET) on March 11, 2014. The replay dial-in numbers are (877) 870-5176 or (1) (858) 384-5517 for international callers. Please use passcode 13574656 for the telephonic replay. A replay of the Company’s webcast will be available on the Company’s website for a limited time.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership and operation of primarily grocery-anchored shopping centers straddling the Washington DC to Boston corridor. The Company’s portfolio (excluding properties treated as “held for sale”) is comprised of 65 properties, with approximately 9.4 million square feet of gross leasable area.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

Forward-Looking Statements

Statements made in this press release that are not strictly historical are “forward-looking” statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, which identifies important risk factors that could cause actual results to differ from those contained in forward-looking statements.

Contact Information:

Cedar Realty Trust, Inc.

Investor Relations

Jennifer Bitterman

(516) 944-4561

CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	December 31,
	2013	2012
ASSETS
Real estate
Land	$286,518,000	$276,197,000
Buildings and improvements	1,153,336,000	1,137,205,000

	1,439,854,000	1,413,402,000
Less accumulated depreciation	(251,605,000)	(229,535,000)

Real estate, net	1,188,249,000	1,183,867,000
Real estate held for sale/conveyance	81,854,000	117,673,000
Cash and cash equivalents	3,973,000	7,522,000
Restricted cash	11,063,000	13,752,000
Receivables	18,492,000	17,846,000
Other assets and deferred charges, net	28,295,000	29,243,000

TOTAL ASSETS	$1,331,926,000	$1,369,903,000

LIABILITIES AND EQUITY
Mortgage loans payable	$516,292,000	$589,168,000
Mortgage loans payable—real estate held for sale/conveyance	22,848,000	39,306,000
Unsecured credit facility	203,500,000	—
Secured credit facility	—	156,000,000
Accounts payable and accrued liabilities	22,665,000	28,179,000
Unamortized intangible lease liabilities	26,868,000	30,502,000
Unamortized intangible lease liabilities—real estate held for sale/conveyance	4,104,000	4,998,000

Total liabilities	796,277,000	848,153,000

Noncontrolling interest—limited partners’ mezzanine OP Units	415,000	623,000
Commitments and contingencies	—	—
Equity:
Cedar Realty Trust, Inc. shareholders’ equity:
Preferred stock	190,661,000	163,669,000
Common stock and other shareholders’ equity	337,016,000	349,987,000

Total Cedar Realty Trust, Inc. shareholders’ equity	527,677,000	513,656,000

Noncontrolling interests:
Minority interests in consolidated joint ventures	4,202,000	6,081,000
Limited partners’ OP Units	3,355,000	1,390,000

Total noncontrolling interests	7,557,000	7,471,000

Total equity	535,234,000	521,127,000

TOTAL LIABILITIES AND EQUITY	$1,331,926,000	$1,369,903,000

CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended December 31,		Years ended December 31,
	2013	2012	2013	2012
REVENUES
Rents	$27,682,000	$27,038,000	$109,798,000	$104,187,000
Expense recoveries	7,429,000	6,856,000	28,472,000	25,518,000
Other	55,000	652,000	554,000	6,021,000

Total revenues	35,166,000	34,546,000	138,824,000	135,726,000

PROPERTY OPERATING EXPENSES
Operating, maintenance and management	6,444,000	5,710,000	24,183,000	22,342,000
Real estate and other property-related taxes	4,464,000	4,358,000	17,772,000	17,023,000

Total property operating expenses	10,908,000	10,068,000	41,955,000	39,365,000

PROPERTY OPERATING INCOME	24,258,000	24,478,000	96,869,000	96,361,000

OTHER EXPENSES
General and administrative	4,006,000	3,278,000	13,980,000	14,277,000
Management transition charges and employee termination costs	—	41,000	106,000	1,172,000
Impairment (reversals)/charges, net	—	5,779,000	(1,100,000)	5,779,000
Acquisition transaction costs and terminated projects	182,000	116,000	182,000	116,000
Depreciation and amortization	12,270,000	9,508,000	44,405,000	43,289,000

Total other expenses	16,458,000	18,722,000	57,573,000	64,633,000

OPERATING INCOME	7,800,000	5,756,000	39,296,000	31,728,000

NON-OPERATING INCOME AND EXPENSES
Interest expense	(8,358,000)	(9,660,000)	(34,766,000)	(38,480,000)
Early extinguishment of debt costs	—	—	(106,000)	(2,607,000)
Interest income	1,000	4,000	4,000	191,000
Equity in income of unconsolidated joint venture	—	49,000	—	1,481,000
Gain on exit from unconsolidated joint venture	—	30,526,000	—	30,526,000
Gain on sales	263,000	516,000	609,000	997,000

Total non-operating income and expense	(8,094,000)	21,435,000	(34,259,000)	(7,892,000)

(LOSS) INCOME FROM CONTINUING OPERATIONS	(294,000)	27,191,000	5,037,000	23,836,000

DISCONTINUED OPERATIONS
Income from operations	919,000	712,000	2,690,000	5,504,000
Impairment charges, net	(3,977,000)	(1,142,000)	(3,977,000)	(4,000)
Gain on extinguishment of debt obligations	9,154,000	—	10,452,000	—
Gain on sales	—	3,929,000	—	4,679,000

Total income from discontinued operations	6,096,000	3,499,000	9,165,000	10,179,000

NET INCOME	5,802,000	30,690,000	14,202,000	34,015,000

Less, net loss (income) attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	95,000	(63,000)	247,000	(4,335,000)
Limited partners’ interest in Operating Partnership	(12,000)	(88,000)	(1,000)	26,000

Total net loss (income) attributable to noncontrolling interests	83,000	(151,000)	246,000	(4,309,000)

NET INCOME ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	5,885,000	30,539,000	14,448,000	29,706,000
Preferred stock dividends	(3,602,000)	(3,804,000)	(14,413,000)	(14,819,000)
Preferred stock redemption costs	—	(4,443,000)	(1,166,000)	(4,998,000)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$2,283,000	$22,292,000	$(1,131,000)	$9,889,000

PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED)
Continuing operations	$(0.06)	$0.26	$(0.16)	$0.05
Discontinued operations	0.09	0.05	0.13	0.08

	$0.03	$0.31	$(0.03)	$0.13

Weighted average number of common shares—basic and diluted	68,474,000	68,278,000	68,381,000	68,017,000

CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

	December 31,
Balance Sheets	2013	2012
Construction in process (included in buildings and improvements)	$7,728,000	$6,699,000
Receivables
Rents and other tenant receivables, net	$3,267,000	$3,317,000
Straight-line rents	15,210,000	13,910,000
Other	15,000	619,000

	$18,492,000	$17,846,000

Other assets and deferred charges, net
Lease origination costs	$15,187,000	$14,754,000
Financing costs	5,194,000	5,529,000
Prepaid expenses	5,669,000	5,196,000
Leasehold improvements, furniture and fixtures	1,020,000	1,161,000
Other	1,225,000	2,603,000

	$28,295,000	$29,243,000

	Three months ended December 31,		Years ended December 31,
Statements of Operations	2013	2012	2013	2012
Rents
Base rents	$26,168,000	$25,381,000	$103,166,000	$96,897,000
Percentage rent	216,000	277,000	804,000	1,001,000
Straight-line rents	263,000	182,000	1,387,000	930,000
Amortization of intangible lease liabilities	1,035,000	1,198,000	4,441,000	5,359,000

	$27,682,000	$27,038,000	$109,798,000	$104,187,000

Other revenues
RioCan management fees and related leasing commissions (a)	$—	$618,000	$191,000	$2,754,000
Lease termination income and other	55,000	34,000	363,000	3,267,000

	$55,000	$652,000	$554,000	$6,021,000

(a)	On October 10, 2012, the Company exited the 20% Cedar / 80% RioCan joint venture that owned 22 retail shopping-center properties. Effective January 31, 2013, the Company’s property management agreement for the sold properties terminated.

CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended December 31,		Years ended December 31,
	2013	2012	2013	2012
Net income (loss) attributable to common shareholders	$2,283,000	$22,292,000	$(1,131,000)	$9,889,000
Real estate depreciation and amortization	12,493,000	9,758,000	45,280,000	44,335,000
Limited partners’ interest	12,000	88,000	1,000	(26,000)
Impairment charges, net	3,977,000	6,921,000	2,877,000	5,783,000
Gain on exit from unconsolidated joint venture	—	(30,526,000)	—	(30,526,000)
Gain on sales	(263,000)	(4,445,000)	(609,000)	(5,676,000)
Consolidated minority interests:
Share of (loss) income	(95,000)	63,000	(247,000)	4,335,000
Share of FFO	(283,000)	(484,000)	(1,303,000)	(4,562,000)
Unconsolidated joint venture:
Share of income	—	(49,000)	—	(1,481,000)
Share of FFO	—	158,000	—	4,646,000

Funds From Operations (“FFO”)	18,124,000	3,776,000	44,868,000	26,717,000
Adjustments for items affecting comparability:
Management transition charges and employee termination costs	—	41,000	106,000	1,172,000
Preferred stock redemption costs	—	4,443,000	1,166,000	4,998,000
Gain on extinguishment of debt obligations	(9,154,000)	—	(10,452,000)	—
Early extinguishment of debt costs	—	—	543,000	2,607,000
Share-based compensation mark-to-market adjustments	—	—	—	10,000
Acquisition transaction costs , including Company share from the Cedar/RioCan joint venture	182,000	116,000	182,000	309,000

Operating Funds From Operations (“Operating FFO”)	$9,152,000	$8,376,000	$36,413,000	$35,813,000

FFO per diluted share:	$0.25	$0.05	$0.62	$0.37

Operating FFO per diluted share:	$0.13	$0.12	$0.50	$0.50

Weighted average number of diluted common shares:
Common shares	72,283,000	71,876,000	72,204,000	71,338,000
OP Units	375,000	281,000	297,000	459,000

	72,658,000	72,157,000	72,501,000	71,797,000

Additional Disclosures (Pro-Rata Share):
Straight-line rents	$296,000	$184,000	$1,469,000	$1,250,000
Amortization of intangible lease liabilities	972,000	1,140,000	4,083,000	5,596,000
Non-real estate amortization	371,000	680,000	2,231,000	2,606,000
Share-based compensation, net	1,009,000	947,000	3,701,000	3,551,000
Maintenance capital expenditures (a)	1,578,000	1,215,000	4,600,000	4,237,000
Lease related expenditures (b)	918,000	501,000	2,930,000	2,513,000
Development and redevelopment capital expenditures	3,087,000	3,040,000	13,655,000	17,340,000
Capitalized interest and financing costs	80,000	314,000	915,000	1,314,000

(a)	Consists of payments for building and site improvements.
(b)	Consists of payments for tenant improvements and leasing commissions.

CEDAR REALTY TRUST, INC.

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended December 31,				Years ended December 31,
	2013		2012		2013		2012
EBITDA Calculation
(Loss) income from continuing operations	$(294,000)		$27,191,000		$5,037,000		$23,836,000
Add (deduct):
Interest expense (including early extinguishment of debt costs)	8,358,000		9,660,000		34,872,000		41,087,000
Depreciation and amortization	12,270,000		9,508,000		44,405,000		43,289,000
Minority interests share of consolidated joint venture EBITDA	(802,000)		(1,082,000)		(3,363,000)		(10,272,000)
Discontinued operations:
Income from operations	919,000		712,000		2,690,000		5,504,000
Interest expense (including early extinguishment of debt costs)	511,000		948,000		2,892,000		7,299,000
Depreciation and amortization	314,000		340,000		1,258,000		1,385,000
Pro-rata share attributable to Cedar/RioCan joint venture:
Depreciation and amortization	—		99,000		—		3,154,000
Interest expense	—		73,000		—		2,605,000

EBITDA	21,276,000		47,449,000		87,791,000		117,887,000
Adjustments for items affecting comparability:
Management transition charges and employee termination costs	—		41,000		106,000		1,172,000
Gain on exit from unconsolidated joint venture	—		(30,526,000)		—		(30,526,000)
Gain on sales	(263,000)		(516,000)		(609,000)		(997,000)
Impairment charges/(reversals), net	—		5,779,000		(1,100,000)		5,779,000
Share-based compensation mark-to-market adjustments	—		—		—		10,000
Acquisition transaction costs , including Company share from the Cedar/RioCan joint venture	182,000		116,000		182,000		309,000

Adjusted EBITDA	$21,195,000		$22,343,000		$86,370,000		$93,634,000

Pro-rata share of net debt (a)
Pro-rata share of debt	$710,126,000		$752,140,000		$710,126,000		$752,140,000
Pro-rata share of unrestricted cash and cash equivalents	(2,862,000)		(9,153,000)		(2,862,000)		(9,153,000)

	$707,264,000		$742,987,000		$707,264,000		$742,987,000

Pro-rata fixed charges (a)
Interest expense (b)	$8,110,000		$9,743,000		$33,829,000		$41,730,000
Preferred stock dividends	3,602,000		3,804,000		14,413,000		14,819,000
Scheduled mortgage repayments	2,188,000		2,509,000		8,925,000		9,456,000

	$13,900,000		$16,056,000		$57,167,000		$66,005,000

Debt and Coverage Ratios
Net debt to Adjusted EBITDA (c)	7.9	x(d)	8.4	x	8.0	x	8.6	x
Interest coverage ratio (based on Adjusted EBITDA)	2.6	x	2.3	x	2.6	x	2.2	x
Fixed charge coverage ratio (based on Adjusted EBITDA)	1.5	x	1.4	x	1.5	x	1.4	x

(a)	Includes properties “held for sale/conveyance”.
(b)	Excludes early extinguishment of debt costs.
(c)	For the purposes of this computation, this ratio has been adjusted to exclude, where applicable, (i) management fee income relating to the terminated Cedar/RioCan joint venture, (ii) the results and debt related to properties sold, conveyed, or in the process of being conveyed to their respective lenders, (iii) lease termination income, (iv) employee separation charges, and (v) for the 2012 periods, all EBITDA relating to the Cedar/RioCan joint venture, partially offset by only those corporate overhead savings actually realized.
(d)	This ratio is 7.5x after adjustment for the January 13, 2014 equity offering.

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt

As of December 31, 2013

	Percent	Maturity	Interest
Property	Owned	Date	rate (a)	Amounts
Fixed-rate mortgages:
Trexler Mall	100%	May 2014	5.5%	$19,645,000	(b)
Coliseum Marketplace	100%	Jul 2014	6.1%	11,097,000	(b)
Fieldstone Marketplace	100%	Jul 2014	6.0%	17,046,000	(b)
Kings Plaza	100%	Jul 2014	6.0%	7,231,000	(b)
Liberty Marketplace	100%	Jul 2014	6.1%	8,231,000	(b)
Yorktowne Plaza	100%	Jul 2014	6.0%	18,911,000	(b)
Mechanicsburg Center	100%	Nov 2014	5.5%	8,404,000	(b)
Elmhurst Square	100%	Dec 2014	5.4%	3,723,000	(b)
New London Mall	40%	Apr 2015	4.9%	27,365,000
Oak Ridge Shopping Center	100%	May 2015	5.5%	3,231,000
Pine Grove Plaza	100%	Sep 2015	5.0%	5,329,000
Groton Shopping Center	100%	Oct 2015	5.3%	11,275,000
Southington Center	100%	Nov 2015	5.1%	5,339,000
Jordan Lane	100%	Dec 2015	5.5%	12,125,000
Oakland Mills	100%	Jan 2016	5.5%	4,559,000
Smithfield Plaza	100%	May 2016	6.2%	6,702,000
Franklin Village Plaza	100%	Aug 2016	4.1%	42,180,000
West Bridgewater Plaza	100%	Sep 2016	6.2%	10,434,000
Carman’s Plaza	100%	Oct 2016	6.2%	33,500,000
Hamburg Square	100%	Oct 2016	6.1%	4,833,000
Meadows Marketplace	100%	Nov 2016	5.6%	9,633,000
San Souci Plaza	40%	Dec 2016	6.2%	27,200,000
Camp Hill	100%	Jan 2017	5.5%	63,382,000
Golden Triangle	100%	Feb 2018	6.0%	19,697,000
Gold Star Plaza	100%	May 2019	7.3%	1,509,000
Swede Square	100%	Nov 2020	5.5%	10,159,000
Colonial Commons	100%	Feb 2021	5.5%	26,784,000
Virginia Little Creek	100%	Sep 2021	8.0%	297,000
The Point	100%	Nov 2022	4.5%	29,492,000
Metro Square	100%	Nov 2029	7.5%	8,274,000

Total fixed-rate mortgages	3.2 years		5.5%	$457,587,000

		weighted average

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt (Continued)

As of December 31, 2013

	Percent	Maturity	Interest
Property	Owned	Date	rate (a)	Amounts
Variable-rate mortgage:
Upland Square	100%	Oct 2014	2.9%	58,085,000	(b)

Total mortgages	2.9 years		5.2%	515,672,000
		weighted average
Net unamortized (discount)/premium				620,000

Total mortgage debt, net				516,292,000

Credit facility:
Revolving facility		Aug 2016	2.3%	153,500,000
Term loan		Aug 2018	2.3%	50,000,000

	3.1 years		2.3%	203,500,000

		weighted average
Total Debt (excluding debt on properties held for sale/conveyance )		3.0 years	4.4%	$719,792,000

		weighted average
Pro-rata share of total debt reconciliation:
Total debt (excluding debt on properties held for sale/conveyance)				$719,792,000
Less pro-rata share attributable to joint venture minority interests				(32,514,000)
Plus pro-rata share attributable to properties held for sale/conveyance (c)				22,848,000

Pro-rata share of total debt				$710,126,000

Fixed to variable rate debt ratio:
Fixed debt				$448,541,000		63.2%
Variable debt				261,585,000		36.8%

				$710,126,000		100.0%

(a)	For variable rate debt, rate in effect as of December 31, 2013.
(b)	To be refinanced with the proceeds from unsecured term loans which closed on February 11, 2014, comprised of a $75.0 million five-year term loan and a $75.0 million seven-year term loan.
(c)	See “Summary of Real Estate Held For Sale/Conveyance”.

CEDAR REALTY TRUST, INC.

Summary of Debt Maturities

As of December 31, 2013

	Secured Debt			Unsecured Debt
	Scheduled	Balloon		Revolving		Term
Year	Amortization	Payments		Credit Facility		Loan	Total (a)
2014	$7,503,000	$150,176,000	(b)	$—		$—	$157,679,000
2015	5,406,000	63,192,000		—		—	68,598,000
2016	4,291,000	135,014,000		153,500,000	(c)	—	292,805,000
2017	2,474,000	60,478,000		—		—	62,952,000
2018	2,186,000	18,007,000		—		50,000,000	70,193,000
2019	2,078,000	—		—		—	2,078,000
2020	2,025,000	8,849,000		—		—	10,874,000
2021	1,277,000	22,383,000		—		—	23,660,000
2022	1,039,000	24,323,000		—		—	25,362,000
2023	524,000	—		—		—	524,000
Thereafter	3,975,000	472,000		—		—	4,447,000

	$32,778,000	$482,894,000		$153,500,000		$50,000,000	719,172,000

Net unamortized (discount)/premium							620,000

							$719,792,000

(a)	Excludes debt on properties held for sale/conveyance.
(b)	To be refinanced with the proceeds from unsecured term loans which closed on February 11, 2014, comprised of a $75.0 million five-year term loan and a $75.0 million seven-year term loan.
(c)	Subject to two one-year extension options.

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of December 31, 2013

						Average
		Percent	Year		Percent	base rent per	Major Tenants (a)
Property Description	State	owned	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Big Y Shopping Center	CT	100%	2013	101,105	100.0%	$22.69	Big Y	63,817
Groton Shopping Center	CT	100%	2007	117,186	82.3%	11.74	TJ Maxx	30,000
Jordan Lane	CT	100%	2005	177,504	99.2%	10.98	Stop & Shop	60,632
							CW Price	39,280
							Retro Fitness	20,283
New London Mall	CT	40%	2009	259,566	94.8%	14.55	Shop Rite	64,017
							Marshalls	30,627
							Home Goods	25,432
							Petsmart	23,500
							A.C. Moore	20,932
Oakland Commons	CT	100%	2007	90,100	100.0%	6.37	Walmart	54,911
							Bristol Ten Pin	35,189
Southington Center	CT	100%	2003	155,842	98.5%	6.99	Walmart	95,482
							NAMCO	20,000
The Brickyard	CT	100%	2004	237,596	72.1%	7.74	Home Depot	103,003
							Kohl’s	58,966

Total Connecticut				1,138,899	90.8%	11.52

Maryland
Kenley Village	MD	100%	2005	51,894	73.7%	8.88	Food Lion	29,000
Metro Square	MD	100%	2008	71,896	100.0%	19.06	Shoppers Food Warehouse	58,668
Oakland Mills	MD	100%	2005	58,224	100.0%	13.72	Food Lion	43,470
San Souci Plaza	MD	40%	2009	264,134	79.5%	10.22	Shoppers Food Warehouse	61,466
							Marshalls	27,000
							Maximum Health and Fitness	15,612
St. James Square	MD	100%	2005	39,903	100.0%	11.53	Food Lion	33,000
Valley Plaza	MD	100%	2003	190,939	100.0%	4.98	K-Mart	95,810
							Ollie’s Bargain Outlet	41,888
							Tractor Supply	32,095
Yorktowne Plaza	MD	100%	2007	158,982	93.8%	13.49	Food Lion	37,692

Total Maryland				835,972	90.7%	10.65

Massachusetts
Fieldstone Marketplace	MA	100%	2005/2012	193,970	95.2%	10.46	Shaw’s	68,000
							Flagship Cinema	41,975
							New Bedford Wine and Spirits	15,180
Franklin Village Plaza	MA	100%	2004/2012	303,461	93.9%	20.28	Stop & Shop	75,000
							Marshalls	26,890
							Team Fitness	15,807
Kings Plaza	MA	100%	2007	168,243	93.6%	6.23	Work Out World	42,997
							CW Price	28,504
							Ocean State Job Lot	20,300
							Savers	19,339
Norwood Shopping Center	MA	100%	2006	102,459	98.2%	8.92	Hannaford Brothers	42,598
							Planet Fitness	18,830
							Dollar Tree	16,798
The Shops at Suffolk Downs	MA	100%	2005	121,320	97.5%	12.78	Stop & Shop	74,977
Timpany Plaza	MA	100%	2007	183,775	98.1%	6.98	Stop & Shop	59,947
							Big Lots	28,027
							Gardner Theater	27,576
Webster Plaza (f/k/a Price Chopper Plaza)	MA	100%	2007	101,824	80.0%	10.92	Price Chopper	58,545
West Bridgewater Plaza	MA	100%	2007	133,039	87.7%	9.45	Shaw’s	57,315
							Big Lots	25,000
							Planet Fitness	15,000

Total Massachusetts				1,308,091	93.6%	11.72

New Jersey
Carll’s Corner	NJ	100%	2007	129,582	84.7%	8.68	Acme Markets	55,000
							Peebles	18,858
Pine Grove Plaza	NJ	100%	2003	86,089	90.2%	11.04	Peebles	24,963
Washington Center Shoppes	NJ	100%	2001	157,394	94.2%	9.07	Acme Markets	66,046
							Planet Fitness	20,742

Total New Jersey				373,065	90.0%	9.40

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of December 31, 2013

							Average
		Percent		Year		Percent	base rent per	Major Tenants (a)
Property Description	State	owned		acquired	GLA	occupied	leased sq. ft.	Name	GLA
New York
Carman’s Plaza	NY	100%		2007	194,082	91.8%	17.48	Pathmark	52,211

								Extreme Fitness	27,598
								Home Goods	25,806
								Department of Motor Vehicle	19,310
Pennsylvania
Academy Plaza	PA	100%		2001	137,592	91.2%	14.09	Acme Markets	50,918
Camp Hill	PA	100%		2002	470,117	99.3%	13.70	Boscov’s	167,597
								Giant Foods	92,939
								LA Fitness	45,000
								Orthopedic Inst of PA	40,904
								Barnes & Noble	24,908
								Staples	20,000
Carbondale Plaza	PA	100%		2004	120,689	95.4%	7.14	Weis Markets	52,720
								Peebles	18,000
Circle Plaza	PA	100%		2007	92,171	100.0%	2.74	K-Mart	92,171
Colonial Commons	PA	100%		2011	461,905	90.8%	13.22	Giant Foods	67,815
								Dick’s Sporting Goods	56,000
								LA Fitness	41,325
								Ross Dress For Less	30,000
								Marshalls	27,000
								JoAnn Fabrics	25,500
								David’s Furniture	24,970
								Office Max	23,500
								Old Navy	15,500
Crossroads II	PA	100	%(b)	2008	133,717	93.0%	20.14	Giant Foods	78,815
Fairview Commons	PA	100%		2007	42,314	53.3%	10.08	Family Dollar	10,789
Fairview Plaza	PA	100%		2003	71,979	100.0%	12.45	Giant Foods	61,637
Fort Washington Center	PA	100%		2002	41,000	100.0%	19.90	LA Fitness	41,000
Gold Star Plaza	PA	100%		2006	71,720	82.2%	8.91	Redner’s	48,920
Golden Triangle	PA	100%		2003	202,943	98.2%	12.89	LA Fitness	44,796
								Marshalls	30,000
								Staples	24,060
								Just Cabinets	18,665
								Aldi	15,242
Halifax Plaza	PA	100%		2003	51,510	100.0%	11.96	Giant Foods	32,000
Hamburg Square	PA	100%		2004	99,580	96.4%	6.53	Redner’s	56,780
								Peebles	19,683
Liberty Marketplace	PA	100%		2005	68,200	98.2%	17.95	Giant Foods	55,000
Meadows Marketplace	PA	100%		2004/2012	91,518	100.0%	15.57	Giant Foods	67,907
Mechanicsburg Center	PA	100%		2005	51,500	100.0%	21.78	Giant Foods	51,500
Newport Plaza	PA	100%		2003	64,489	100.0%	11.71	Giant Foods	43,400
Northside Commons	PA	100%		2008	69,136	100.0%	9.49	Redner’s	53,019
Palmyra Shopping Center	PA	100%		2005	111,051	94.5%	6.61	Weis Markets	46,912
								Goodwill	18,104
Port Richmond Village	PA	100%		2001	154,908	98.2%	13.12	Thriftway	40,000
								Pep Boys	20,615
								City Stores, Inc.	15,200
River View Plaza	PA	100%		2003	226,786	92.7%	19.15	United Artists	77,700
								Avalon Carpet	25,000
								Pep Boys	22,000
								Staples	18,000
South Philadelphia	PA	100%		2003	283,415	82.5%	14.49	Shop Rite	54,388
								Ross Dress For Less	31,349
								LA Fitness	31,000

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of December 31, 2013

						Average
		Percent	Year		Percent	base rent per	Major Tenants (a)
Property Description	State	owned	acquired	GLA	occupied	leased sq. ft.	Name	GLA
							Modell’s	20,000
Pennsylvania (continued)
Swede Square	PA	100%	2003	100,816	100.0%	16.69	LA Fitness	37,200
The Commons	PA	100%	2004	203,426	87.5%	7.87	Bon-Ton	54,500
							Shop ’n Save	52,654
							TJ Maxx	24,404
The Point	PA	100%	2000	268,037	96.5%	12.45	Burlington Coat Factory	76,665
							Giant Foods	76,627
							A.C. Moore	24,890
							Staples	24,000
Trexler Mall	PA	100%	2005	339,279	89.5%	9.94	Kohl’s	90,230
							Bon-Ton	62,000
							Lehigh Wellness Partners	33,227
							Trexlertown Fitness Club	28,870
							Marshalls	28,488
Trexlertown Plaza	PA	100%	2006	313,929	90.6%	12.29	Giant Foods	78,335
							Hobby Lobby	57,512
							Redner’s	47,900
							Big Lots	33,824
							Tractor Supply	19,097
Upland Square	PA	100%	2007	394,598	94.0%	16.87	Giant Foods	78,900
							Carmike Cinema	45,276
							LA Fitness	42,000
							Best Buy	30,000
							TJ Maxx	25,000
							Bed, Bath & Beyond	24,721
							A.C. Moore	21,600
							Staples	18,336

Total Pennsylvania				4,738,325	93.4%	13.08

Virginia
Annie Land Plaza	VA	100%	2006	42,500	97.2%	9.50	Food Lion	29,000
Coliseum Marketplace	VA	100%	2005	105,998	100.0%	16.05	Farm Fresh	57,662
							Michaels	23,981
Elmhurst Square	VA	100%	2006	66,250	97.0%	10.26	Food Lion	38,272
Fredericksburg Way	VA	100%	2005	63,000	100.0%	18.47	Ukrop’s Supermarket	63,000
General Booth Plaza	VA	100%	2005	71,639	96.6%	13.05	Farm Fresh	53,758
Glen Allen Shopping Center	VA	100%	2005	63,328	100.0%	6.61	Giant Foods	63,328
Kempsville Crossing	VA	100%	2005	79,209	42.8%	11.67	Farm Fresh	16,938
Oak Ridge Shopping Center	VA	100%	2006	38,700	92.2%	10.59	Food Lion	33,000
Smithfield Plaza	VA	100%	2005/2008	134,664	93.7%	9.17	Farm Fresh	45,544
							Roses Express	21,600
							Peebles	21,600
Suffolk Plaza	VA	100%	2005	67,216	100.0%	9.40	Farm Fresh	67,216
Virginia Little Creek	VA	100%	2005	69,620	100.0%	11.12	Farm Fresh	66,120

Total Virginia				802,124	92.2%	11.59

Total (93.6% leased at December 31, 2013)				9,390,558	92.6%	$12.31

(a)	Major tenants are determined as tenants with 15,000 or more sq.ft of GLA, tenants at single-tenant properties, or the largest tenant at a property.
(b)	Although the ownership percentage for this joint venture is 60%, the Company has included 100% of this joint venture’s debt and results of operations in its pro-rata calculations, based on partnership earnings promotes, loan guaranties, and/or other terms of the related joint venture agreement.

CEDAR REALTY TRUST, INC.

Leasing Activity

						Tenant	Average
	Leases	Square	New Rent	Prior Rent	Cash Basis	Improvements	Lease
	Signed	Feet	Per. Sq. Ft (a)	Per. Sq. Ft (a)	% Change	Per. Sq. Ft (b)	Term (Yrs)
Total Comparable Leases
4th Quarter 2013	40	291,000	$9.11	$8.51	7.1%	$0.78	4.4
3rd Quarter 2013	52	215,800	$13.62	$12.28	10.9%	$1.87	4.3
2nd Quarter 2013	33	343,600	$12.82	$11.62	10.3%	$1.45	4.9
1st Quarter 2013	36	162,700	$13.80	$12.75	8.2%	$5.29	5.3

Total (c)	161	1,013,100	$12.08	$11.05	9.4%	$1.97	4.7

New Leases—Comparable
4th Quarter 2013	7	20,300	$13.17	$12.58	4.7%	$11.18	6.7
3rd Quarter 2013	7	25,300	$17.24	$12.58	37.0%	$15.95	8.2
2nd Quarter 2013	8	15,700	$24.02	$20.39	17.8%	$31.84	7.7
1st Quarter 2013	10	39,300	$11.32	$10.07	12.3%	$21.93	7.5

Total (c)	32	100,600	$15.16	$12.82	18.3%	$19.80	7.5

Renewals—Comparable
4th Quarter 2013	33	270,700	$8.81	$8.20	7.4%	$0.00	4.2
3rd Quarter 2013	45	190,500	$13.14	$12.24	7.3%	$0.00	3.7
2nd Quarter 2013	25	327,900	$12.28	$11.20	9.7%	$0.00	4.8
1st Quarter 2013	26	123,400	$14.59	$13.60	7.3%	$0.00	4.6

Total	129	912,500	$11.74	$10.85	8.2%	$0.00	4.4

Total Comparable and Non-Comparable
4th Quarter 2013	46	361,500	$9.44	N/A	N/A	$0.84	5.9
3rd Quarter 2013	54	227,400	$14.29	N/A	N/A	$1.77	4.5
2nd Quarter 2013	37	349,500	$12.95	N/A	N/A	$1.49	4.9
1st Quarter 2013	40	225,400	$12.12	N/A	N/A	$6.34	6.5

Total	177	1,163,800	$11.96	N/A	N/A	$2.28	5.5

(a)	New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.
(b)	Includes tenant allowance and landlord work. Excludes first generation space.
(c)	For spaces vacant less than 12 months, the results for the trailing four quarters are as follows:

	Leases	Square	Cash Basis
	Signed	Feet	% Change
Total Comparable Leases	145	966,100	9.6%
New Leases—Comparable	16	53,700	33.2%

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of December 31, 2013

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant	stores	GLA	% of GLA	base rent	per sq. ft.	base rents
Top twenty tenants (a):
Giant Foods	13	848,000	9.0%	$12,759,000	$15.05	11.9%
LA Fitness	7	282,000	3.0%	4,574,000	16.22	4.3%
Farm Fresh	6	307,000	3.3%	3,290,000	10.72	3.1%
Stop & Shop	4	271,000	2.9%	2,805,000	10.35	2.6%
Dollar Tree	22	208,000	2.2%	2,183,000	10.50	2.0%
Food Lion	7	243,000	2.6%	1,925,000	7.92	1.8%
Shop Rite	2	118,000	1.3%	1,744,000	14.78	1.6%
Staples	5	104,000	1.1%	1,729,000	16.63	1.6%
Redner’s	4	207,000	2.2%	1,514,000	7.31	1.4%
United Artists	1	78,000	0.8%	1,425,000	18.27	1.3%
Big Y	1	64,000	0.7%	1,404,000	21.94	1.3%
Shaw’s	2	125,000	1.3%	1,389,000	11.11	1.3%
Shoppers Food Warehouse	2	120,000	1.3%	1,237,000	10.31	1.2%
Ukrop’s Supermarket	1	63,000	0.7%	1,163,000	18.46	1.1%
Kohl’s	2	149,000	1.6%	1,113,000	7.47	1.0%
Marshalls	5	143,000	1.5%	1,111,000	7.77	1.0%
Carmike Cinema	1	45,000	0.5%	1,034,000	22.98	1.0%
TJ Maxx	4	106,000	1.1%	1,007,000	9.50	0.9%
Walmart	2	150,000	1.6%	838,000	5.59	0.8%
Dick’s Sporting Goods	1	56,000	0.6%	812,000	14.50	0.8%

Sub-total top twenty tenants	92	3,687,000	39.3%	45,056,000	12.22	42.1%
Remaining tenants	807	5,010,000	53.3%	62,040,000	12.38	57.9%

Sub-total all tenants (b)	899	8,697,000	92.6%	$107,096,000	$12.31	100.0%

Vacant space	N/A	694,000	7.4%

Total	899	9,391,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1) Giant Foods and Stop & Shop, (2) Farm Fresh, Shoppers Food Warehouse, and Shop ’n Save (GLA of 53,000; annualized base rent of $120,000), (3) Marshalls, TJ Maxx and Home Goods (GLA of 51,000; annualized base rent of $583,000), and (4) Shaw’s and Acme Markets (GLA of 172,000; annualized.base rent of $781,000).

(b)	Comprised of large tenants (15,000 or more GLA) and small tenants as follows:

				Annualized	Percentage
			Annualized	base rent	annualized
	GLA	% of GLA	base rent	per sq. ft.	base rents
Large tenants	6,099,000	70.1%	$62,628,000	$10.27	58.5%
Small tenants	2,598,000	29.9%	44,468,000	17.12	41.5%

Total	8,697,000	100.0%	$107,096,000	$12.31	100.0%

CEDAR REALTY TRUST, INC.

Lease Expirations

As of December 31, 2013

Year of lease expiration	Number of leases expiring	GLA expiring	Percentage of GLA expiring	Annualized expiring base rents	Annualized expiring base rents per sq. ft.	Percentage of annualized expiring base rents
Month-To-Month	42	138,000	1.6%	$1,788,000	$12.96	1.7%
2014	124	674,000	7.7%	7,452,000	11.06	7.0%
2015	143	1,115,000	12.8%	12,684,000	11.38	11.8%
2016	130	903,000	10.4%	10,512,000	11.64	9.8%
2017	119	925,000	10.6%	12,396,000	13.40	11.6%
2018	104	814,000	9.4%	11,580,000	14.23	10.8%
2019	60	850,000	9.8%	8,580,000	10.09	8.0%
2020	39	943,000	10.8%	8,868,000	9.40	8.3%
2021	37	442,000	5.1%	6,432,000	14.55	6.0%
2022	23	148,000	1.7%	2,160,000	14.59	2.0%
2023	25	235,000	2.7%	3,336,000	14.20	3.1%
2024	16	303,000	3.5%	4,140,000	13.66	3.9%
Thereafter	37	1,207,000	13.9%	17,168,000	14.22	16.0%

All tenants	899	8,697,000	100.0%	$107,096,000	$12.31	100.0%

Vacant space	N/A	694,000	N/A

Total portfolio	899	9,391,000	N/A

CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income (“Same-property NOI”)

Same-Property NOI (a) (b)

	Three months ended December 31,
	2013	2012
Base Rents	$20,938,000	$20,506,000
Expense Recoveries	6,219,000	5,733,000

Total Revenues	27,157,000	26,239,000
Operating expenses	8,327,000	7,946,000

NOI	$18,830,000	$18,293,000

Occupied	94.1%	93.9%
Leased	94.4%	94.5%
Average base rent	$12.12	$11.91
Number of same properties	57	57
NOI growth, excluding dark anchor re-tenanting impact	1.8%

	Years ended December 31,
	2013	2012
Base Rents	$82,854,000	$81,582,000
Expense Recoveries	23,716,000	22,083,000

Total Revenues	106,570,000	103,665,000
Operating expenses	32,379,000	30,773,000

NOI	$74,191,000	$72,892,000

Occupied	94.1%	93.9%
Leased	94.4%	94.5%
Average base rent	$12.12	$11.91
Number of same properties	57	57
NOI growth, excluding dark anchor re-tenanting impact	1.9%

(a)	Same- property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as “held for sale/conveyance”.
(b)	Same-property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.

CEDAR REALTY TRUST, INC.

2013 Acquisitions and Dispositions

Acquisition			Date	Purchase
Property	Location	GLA	Acquired	Price
Big Y Shopping Center	Bethel, CT	101,105	11/18/2013	$34,500,000

Dispositions			Date	Sales
Property	Location	GLA	Sold	Price
East Chestnut	Lancaster, PA	21,180	1/3/2013	$3,100,000
Huntingdon Plaza land parcel	Huntingdon, PA	N/A	3/29/2013	390,000
Columbia Mall	Bloomsburg, PA	352,544	4/17/2013	2,775,000
Heritage Crossing	Limerick, PA	28,098	5/9/2013	9,400,000
Westlake Discount Drug Mart	Westlake, OH	55,775	6/5/2013	2,240,000
Dunmore Shopping Center	Dunmore, PA	101,080	11/8/2013	4,000,000
Upland Square land parcel	Pottstown, PA	N/A	11/8/2013	1,700,000
Roosevelt II	Philadelphia, PA	180,088	11/14/2013	13,878,000	(a)
Oakhurst Plaza	Harrisburg, PA	111,869	12/11/2013	11,000,000
Oregon Pike land parcel	Lancaster, PA	N/A	12/23/2013	1,451,000

Total				$49,934,000

(a)	Lender accepted a deed-in-lieu of foreclosure on the property. Sales price represents mortgage loan payable, accrued interest and other expenses forgiven upon title transfer.

CEDAR REALTY TRUST, INC.

Summary of Real Estate Held for Sale/Conveyance

As of December 31, 2013

					Average	Debt
		Percent		Percent	base rent per		Maturity	Interest
Property Description	State	owned	GLA	occupied	leased sq. ft.	Amounts	Date	rate
Gahanna Discount Drug Mart Plaza (a)	OH	100%	48,667	82.3%	$13.90	$4,659,000	Nov 2016	10.8	%(a)
Harbor Square (f/k/a Shore Mall)	NJ	100%	344,823	98.6%	7.49
Huntingdon Plaza	PA	100%	142,845	71.9%	4.98
Lake Raystown Plaza	PA	100%	142,559	95.7%	12.33
Maxatawny Marketplace	PA	100%	59,514	93.3%	12.09
McCormick Place (a)	OH	100%	46,000	100.0%	4.50	2,484,000	Aug 2017	11.1	%(a)
Townfair Center	PA	100%	218,610	100.0%	8.73	15,705,000	Jul 2018	5.2%

Total Properties Held for Sale/Conveyance			1,003,018	93.6%	$8.61	$22,848,000

(a)	Properties in the process of being conveyed to their respective lenders, either through short sale, foreclosure, or deed-in-lieu of foreclosure processes. Until the conveyances of the properties are completed, interest is being recorded (but not paid) at the default interest rates noted above.

CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Use of Funds From Operations (“FFO”)

FFO is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand a REIT’s operating performance. The Company considers FFO an important supplemental measure of its operating performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

The Company computes FFO in accordance with the “White Paper” published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income applicable to common shareholders (determined in accordance with GAAP), excluding impairment charges, excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income applicable to common shareholders or to cash flow from operating activities. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

The Company also presents “Operating FFO”, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as management transition charges and employee termination costs, preferred stock redemption costs, gain on extinguishment of debt obligations, amounts relating to early extinguishment of debt, share-based compensation mark-to-market adjustments, and acquisition transaction costs.

Use of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)

EBITDA is another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense and amortization of deferred financing costs, and depreciation and amortization, from income from continuing operations.

The Company also presents “Adjusted EBITDA”, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as management transition charges and employee termination costs, gain on exit from unconsolidated joint venture, gain on sales of real estate, impairment charges/reversals, share-based compensation mark-to-market adjustments, and acquisition transaction costs. The ratios of debt to Adjusted EBITDA, Adjusted EBITDA to interest expense, and Adjusted EBITDA to fixed charges are additional related measures of financial performance. Because EBITDA from one company to another excludes some, but not all, items that affect net income, the computations of EBITDA may vary from one company to another.